BLACKROCK ETF TRUST

BlackRock Large Cap Core ETF

(the “Fund”)

Supplement dated March 14, 2024 to the Summary Prospectus and Prospectus of the Fund,

dated October 19, 2023, as supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Todd Burnside and Ibrahim Kanan (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Burnside has been Portfolio Manager of the Fund since October 2023. Mr. Kanan has been Portfolio Manager of the Fund since March 2024.

The section of the Prospectus entitled “More Information About the Fund—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Todd Burnside and Ibrahim Kanan are jointly and primarily responsible for the day-to-day management of the Fund.

Todd Burnside has been with BlackRock since 2008. Mr. Burnside has been employed by BFA or its affiliates as a portfolio manager since 2017 and has been a Portfolio Manager of the Fund since October 2023.

Ibrahim Kanan has been with BlackRock since 2014. Mr. Kanan has been employed by BFA or its affiliates as a portfolio manager since 2021 and has been a Portfolio Manager of the Fund since March 2024.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.